LEGG MASON PARTNERS INCOME TRUST

JUNE 10, 2010

SUPPLEMENT TO SUMMARY PROSPECTUS OF

LEGG MASON WESTERN ASSET CORPORATE BOND FUND

DATED APRIL 30, 2010

AND

SUPPLEMENT TO PROSPECTUS OF

LEGG MASON WESTERN ASSET CORPORATE BOND FUND

DATED APRIL 30, 2010

Summary Prospectus

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated April 30, 2010, as supplemented on May 21, 2010 and June 10, 2010 and as may be amended or further supplemented, the fund’s statement of additional information, dated April 30, 2010, as supplemented on May 21, 2010 and June 10, 2010 and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 31, 2009, are incorporated by reference into this Summary Prospectus.

The sub-section labeled “Portfolio managers” under the section titled “Management” in the fund’s Summary Prospectus is deleted and replaced with the following:

Portfolio managers: S. Kenneth Leech, Stephen A. Walsh, and Ryan K. Brist. Messrs. Leech and Walsh have been portfolio managers for the fund since 2006. Mr. Brist has been a portfolio manager of the fund since April 2010. These portfolio managers work together with a broader investment management team.

Prospectus

The sub-section labeled “Portfolio managers” under the section titled “Management” in the fund’s Prospectus is deleted and replaced with the following:

Portfolio managers: S. Kenneth Leech, Stephen A. Walsh, and Ryan K. Brist. Messrs. Leech and Walsh have been portfolio managers for the fund since 2006. Mr. Brist has been a portfolio manager of the fund since April 2010. These portfolio managers work together with a broader investment management team.

The sub-section labeled “Portfolio managers” under the section titled “More on fund management” in the fund’s Prospectus is deleted and replaced with the following:

Portfolio managers

The fund is managed by a broad team of portfolio managers, sector specialists and other investment professionals. The particular mix of investment professionals involved in developing and implementing investment strategies for the fund depends on the asset classes in which the fund invests. Senior portfolio managers are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. These portfolio managers work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The portfolio managers responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund are S. Kenneth Leech, Stephen A. Walsh, and Ryan K. Brist. Messrs. Leech and Walsh have been portfolio managers of the fund since 2006, and Mr. Brist has been a portfolio manager of the fund since April 2010. Messrs. Leech and Walsh have been employed by Western Asset in the capacity of portfolio managers for more than five years. Mr. Brist has been employed by Western Asset in the capacity of portfolio manager since 2009. Prior to that time, Mr. Brist was Chief Investment Officer, Portfolio Manager with Logan Partners, L.P. from 2007 to 2009 and Co-Chief Investment Officer, Senior Portfolio Manager with Delaware Investment Advisors from 2000 to 2007.

The SAI provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

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